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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

                Date of Report:  February 5, 1996
                (Date of earliest event reported)


                  MEDICAL ACTION INDUSTRIES INC.
      (Exact name of registrant as specified in its charter)



Delaware                      0-13251             11-2421849
(State or other               (Commission         (IRS Employer
jurisdiction of                File Number)        Identification
incorporation)                                     Number)



150 Motor Parkway, Hauppauge, New York            11788
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number
including area code                          (516) 231-4600



(Former name or former address, if changed since last report.)


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Item 5.   Other Events

          On February 5, 1996, the Registrant and Paul D. Meringola entered into an agreement modifying Mr. Meringola's Employment Agreement dated February 1, 1993. The Modification Agreement, among other things, extended the term of Mr. Meringola's Employment Agreement to and including March 31, 1999 and increased the base salary thereunder to $165,000.

Item 6.   Resignations of Registrant's Directors


          On February 5, 1996, the Registrant accepted the resignation of Grover A. Cox as a Director. Mr. Cox had no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

          (c)  Exhibits

               (10)      Modification Agreement dated as of
                         February 5, 1996.

               (17)      Letter of Resignation of Grover A. Cox.


                            SIGNATURES
                            ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDICAL ACTION INDUSTRIES INC.


                              By:  /s/ Richard G. Satin
                                   --------------------------
                                   Richard G. Satin
                                   Vice President-Operations
                                   and General Counsel

Dated:    February 7, 1996

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